Global Strategies for Life-Enhancing Drugs Corporate Presentation February 9, 2009 Exhibit 99.2

Safe Harbor Statement
This presentation contains forward-looking statements regarding the business, products and financial results of SciClone Pharmaceuticals, Inc.
You are urged to consider statements that include the words “may,” “will,”
“would,” “could,” “should,” “might,” “believes,” “estimates,” “projects,”
“potential,” “expects,” “plans,” “anticipates,” “intends,” “continues,”
“forecast,” “designed,” “goal,” or the negative of those words or other comparable words to be uncertain and forward-looking. These statements are subject to risks and uncertainties that are difficult to predict and actual outcomes may differ materially. These risks and uncertainties include changes to our final fiscal year 2008 results that may result in the course of completion of our audit, developments with respect to our products as well as the outcome our audit and of the director nomination notice received by
SciClone in December 2008 from a company controlled by Sigma-Tau
Finanziaria S.p.A. Please also refer to other risks and uncertainties described in SciClone’s filings with the Securities and Exchange
Commission. All forward-looking statements are based on information currently available to SciClone and SciClone assumes no obligation to update any such forward-looking statements.

Important Information/ Solicitation Participants Legend
SciClone Pharmaceuticals, Inc. will file a proxy statement in connection with its 2009 annual meeting of stockholders and advises its stockholders to read that proxy statement when it becomes available because it will contain important information.
Stockholders will be able to obtain a free copy of that proxy statement and other documents (when available) that SciClone files with the Securities and Exchange
Commission at the Commission's website at www.sec.gov. That proxy statement and these other documents will also be available free of charge by directing a request to
SciClone Pharmaceuticals, Inc., Attn: Investor Relations, 950 Tower Lane, Suite 900,
Foster City, CA 94404, or from SciClone at www.sciclone.com.
SciClone, its directors and named executive officers may be deemed to be participants in the solicitation of proxies from the SciClone stockholders in connection with the 2009 annual meeting. Stockholders may obtain information regarding the names, affiliations and interests of such individuals in SciClone's proxy statement filed on May 5, 2008 for the 2008 annual meeting of stockholders. To the extent that holdings of SciClone securities on the part of those individuals have changed since the date of that proxy statement, those changes have been reflected on Statements of Changes in Ownership on Forms 3 or 4 filed with the Securities and
Exchange Commission. More current information regarding the interests of the directors and named executive officers of SciClone will be contained in the proxy statement referred to in the preceding paragraph.

Our Company Today
Company Overview
• Investment Opportunity
• Pipeline
• Strategy and Business Structure
Product Overview
• ZADAXIN
®
• DC Bead
• RP101
• SCV-07
Looking Forward
• Milestones
• Investment Opportunity
TM

Company Overview

Investment Opportunity
• Profitability-Driven Enterprise
• Solid global sales growth drives sustainable profitability
• 2008 revenues: $54 M (unaudited); 46% increase*
• 2009 guidance: $60-$62 M revenues; $0.00 - $0.02 EPS
• Revenue growth + tight expense management = positive cash flow and EPS
• International Commercial Success
• ZADAXIN marketed in more than 30 countries globally
• Established business in China with >160-person sales organization
• Strong international brand recognition
• Consistent double-digit revenue growth
• Rich Product Portfolio in Oncology and Infectious Disease
• Invest in cost-efficient phase 1/2 trials; partner phase 3 trials
• 1 marketed product; developing 3 molecules in 4 indications
• Development programs with strong IP positions
Note: All 2008 unaudited financial results included in this report are based on our current expectations and are preliminary unaudited results.

7 Three-Pillared Corporate Strategy Profitability-Driven Enterprise International Commercial Success Focused Development Approach SciClone

Three-Pillared Corporate Strategy
• Created strong ZADAXIN brand in China during >10 years, reputation for quality
• >$50 M revenues (unaudited) in China
• Large, productive, educated China sales organization
• Expected to launch DC Bead in 2009
• Emerging markets generate revenue; bolster long-term growth
• Russia and Vietnam
International
Commercial Success
SciClone

Three-Pillared Corporate Strategy
Focused
Product
Development
SciClone
• Three phase 2/3
compounds in
melanoma,
pancreatic cancer,
oral mucositis, and
hepatitis C
• All addressing
serious unmet
medical needs
• Strong IP positions
• Valuable partnering
opportunities

Three-Pillared Corporate Strategy
• Solid global sales growth
drives sustainable
profitability
• $54 M 2008 revenue
(unaudited)
• 2009 guidance:
$60-$62 M revenues;
$0.00-$0.02 EPS
• Sound cash position of
>$27 M (unaudited)
12/31/08
• $6 M debt facility
SciClone
Profitability-Driven
Enterprise

11 Three-Pillared Corporate Strategy Profitability-Driven Enterprise International Commercial Success Focused Development Approach SciClone

Business Update

Growth Opportunity: SciClone in China
Our Position
• Longstanding presence, ZADAXIN launched in 1996
• SPIL China 2008 sales >$50 million** (unaudited)
• Sales: Offices in Beijing, Shanghai, Guangzhou, Hong Kong
• >160-strong sales organization covers > 500 hospitals
• Highly trained, highly productive, includes 40 MDs
Our Opportunity
• Markets: Large hepatitis B/C, cancer populations in China
• SciClone and ZADAXIN well-regarded by physician community
• EU manufacturing brings Western quality “seal of approval”
• 1 class brand identity
• Strong sales infrastructure will support new product introduction
Our Growth Strategy
• Expanding to tier 2/3 cities: opportunity to reach more patients
• Launch DC Bead 2009
• Introducing additional products through licensing and M&A
*  McKinsey, 2007
** In 2007, 80% of multinational pharmaceutical companies’ individual products reached <$10 M peak sales in China (McKinsey, 2007)
China is expected to rank among the top five global pharmaceutical markets by 2012*
st

Revenues and EPS
$.0
$10.0
$20.0
$30.0
$40.0
$50.0
$60.0
$70.0
2005 2006 2007 2008 2009 E
Revenue ($M)
SciClone Consolidated;
2008 revenues - unaudited
* 2006 EPS do not include $8M settlement received that year
2005-2008 CAGR: 25%
EPS: ($.17) ($.16)* ($.22) TBA $0.00 - $0.02

Product Overview

Product Portfolio
Product Development
Phase 1 Phase 2 Phase 3 Marketed
ZADAXIN
®
HBV/HCV & Other Indications
China, Russia & >30 other countries
Malignant Melanoma
U.S./Europe
RP101
Pancreatic Cancer
U.S. & Canada
DC Bead
™
China
Marketing approval
expected 2009
Oral Mucositis in Head & Neck
Cancer
SCV-07
HCV
Global (Ex-Russia)
Global (Ex-Russia)

SciClone Pharmaceuticals

Product Development	Phase 1	Phase 2	Phase 3	Marketed
ZADAXIN®				
HBV/HCV & Other Indications — China, Russia & >30 other countries				
Malignant Melanoma — U.S./Europe				
DC Bead™				
China				Marketing approval expected 1H09
RP101				
Pancreatic Cancer — U.S. & Canada				
SCV-07				
Oral Mucositis in Head & Neck Cancer — Global (Ex-Russia)				
HCV — Global (Ex-Russia)				

Diversity of target markets, disease indications, and product maturity reduces risk

17 Product Portfolio

ZADAXIN (thymalfasin):
Immunomodulator for Malignant Melanoma
Description • Synthetic thymosin alpha 1 (peptide produced naturally by thymus gland)
• Stimulates multiple innate and adaptive immune and direct antiviral responses
Commercial
Opportunity
• $200M worldwide market for Stage IV melanoma; Much larger market potential in adjuvant setting
• U.S. Orphan Drug designation
• Unique MOA suggests benefits as additive or combination therapy
Development
Strategy
• Stage IV Melanoma phase 2 overall survival in normal LDH* subgroup
( 1.2*ULN**) extended 4.2 months
• Stage IV Melanoma phase 2 progression free survival in normal LDH subgroup
( 1.2 *ULN**) increased from 1.9 months to 3.0 months (average of all thymalfasin arms) in a dose response manner
• Stellar safety profile
Development
Status
• SPA for phase 3 program approved by FDA
• Actively exploring partnering opportunities
* The level of LDH is a strong prognostic factor for survival;  ** ULN: Upper Level of Normal

IMMUNOMODULATORY ACTION
DIRECT ANTIVIRAL/TUMOR ACTION
Inhibits:
tumor or viral
cell replication
Stem
cell
T Helper
(CD4+) cell
Promotes:
IL-2, IFN-γ production
Inhibits:
IL-4, IL-10 production
Increases:
MHC Class 1 expression
Cytotoxic T
(CD8+) cell
Natural Killer
(NK) cell
ATTACK
ATTACK
Tumor Cells
Virally
Infected Cells
Tumor Cells
Virally
Infected Cells

19 Thymalfasin’s Dual Mechanism of Action

Positive Phase 2 Tumor Response
Source: SciClone Pharmaceuticals and Sigma-Tau, ASCO, June 2007.
Primary endpoint: Overall Tumor Response
(Complete Response + Partial Response)
4.1%
9.0%
0% 1% 2% 3% 4% 5% 6% 7% 8% 9% 10%
DTIC + IFN (Control)
Total Thymalfasin

Thymalfasin Melanoma: Survival Data

Phase 2 Results
Subset Analysis of LDH 1.2 ULN Patients
n=
Median
Survival
P=
Median
Progression
Free Survival
P=
DTIC + IFN (control) 68 9.4 months 1.9 months
DTIC + IFN
thymalfasin 6.4mg
67 12.7 months 0.049 2.6 months 0.050
All thymalfasin arms
273 12.6 months 0.034 2.6 months 0.001

DC Bead: Targeting Liver Cancer in China
Description • Embolic agent, delivers chemotherapy drugs
• Microscopic beads with dual anti-tumor effects
• Deliver doxorubicin, potentially other chemotherapy agents directly to tumor
Commercial
Opportunity
• Market-specific unmet need; Liver cancer one of most prevalent and deadly cancers in China
• 271,300 diagnosed population; 64,530 drug-treated population
• Leverage existing brand image, marketing and distribution channels, and strong in-country sales expertise
Development Status • Exclusive Chinese marketing rights acquired in 2006
• Product marketed by other companies in multiple regions including EU,
Canada, South Africa, India
Future Plans • Expect SFDA marketing approval in 2009
• Launch sales and marketing efforts
•Joint trial with drug Nexavar
®
sponsored by Bayer

RP101: Phase 2 Chemotherapy Enhancer
Description • Chemosensitizing agent: prevents tumor resistance to chemotherapy;
orally delivered
Commercial Opportunity • $350 M* market opportunity as an additive pancreatic cancer therapy
• 37,680 new cases, 34,290 deaths in U.S. in 2008
• Orphan drug designation in the U.S.
• >3 month survival benefit over standard of care in early studies
• Tarceva
®
approved with 11 day benefit
• Biological activity shown in multiple solid tumor types
Development Strategy • Deliver extended survival benefit to patients with Stage III and IV pancreatic cancer
Development Status • Ongoing phase 2 trial in late stage patients (began in Q108)
• Multi-center, double-blinded, randomized, placebo-controlled (n=153)
Future Plans • Complete phase 2 trial, present data at major conferences
• Obtain SPA for pivotal phase 3 trial
*Source: Decision Resources

Tumors killed via:
Apoptosis
Damage to DNA
Antitumor immunity
Decreased replication
Tumor Cells
CHEMOTHERAPY
Tumor Cells
Tumor Cells
Tumors develop chemoresistance via:
Evade apoptosis
Improve DNA repair
Decrease immunity
Increase replication, angiogenesis
Increase extrusion pumps
RP101 blocks chemoresistance via:
Block apoptosis evasion
(STAT3, JUN-D, DDX1)
Block DNA repair
(APEX, UBE2N)
Block replication, angiogenesis
(VEGF, IL-10)
Improve antitumor immunity
(LTA, LTB, NK4, ICAM-1, TNSF14/LIGHT)
Decrease extrusion pumps
Tumor Cells
RP101
RP101

RP101: Blocks Resistance to Chemotherapy

SCV-07: Phase 2 Oral Mucositis and HCV Opportunities
Description • Subcutaneously administered small molecule; also orally available
• Stimulates immune system, increases T-helper cells (Th1 response specifically)
Commercial
Opportunity
•Oral
Mucositis: Vast unmet medical need with hundreds of thousands patients worldwide affected and largely untreated
• Currently approved in Russia to treat depressed immune systems
• SCLN holds exclusive worldwide rights ex-Russia
• Demonstrated efficacy in multiple indications, including viral and bacterial infections, chemoradiation-induced mucositis, multiple cancers
• HCV: Large unmet medical need; HCV market worth more than $2 B* in 2008 and expected to more than double with the launch of new therapies
Development
Strategy
• Oral Mucositis: Protect normal cells following chemoradiotherapy for head and neck cancer
•HCV:
Safe, well-tolerated, no dose-limiting effects
•
Biological signal observed after 7 days of monotherapy
Future
Development
• Oral Mucositis: Enrollment in phase 2 study to delay onset of severe oral mucositis and decrease its severity began in late 2008
• HCV: Phase 2b trial of SCV-07 with ribavirin in patients with genotype 1 chronic HCV who relapsed to standard of care
* Source: Decision Resources, Data Monitor

SciClone Pharmaceuticals

SCV-07
SCV-07
MACROPHAGE / DENDRITIC CELL
STAT3
Radiation Damaged Cells
STAT3
protects:
normal tissue from radiation
promotes:
neopterin production, dendritic cell maturation
promotes:
IL-12, IL-2 production
inhibits:
IL-6, IL-10, VEGF production
inhibits:
T-Reg cells which suppress immune function
MACROPHAGE / DENDRITIC CELL
T Helper (CD4+) Cell
Cytotoxic T (CTL) Cell
Natural Killer (NK) cell
T-Reg Cell
ATTACK
ATTACK
ATTACK
Virally Infected Cells
Tumor Cells
Virally Infected Cells
Tumor Cells
Free Floating Viruses

SCV-07: Multiple Immune Modulating Effects

SciClone Pharmaceuticals

Product Development
Phase 1
Phase 2
Phase 3
Marketed
ZADAXIN®
HBV/HCV & Other Indications
China, Russia & >30 other countries
Malignant Melano
U.S./Europe
DC Bead™
China
Marketing approval expected 1H09
RP101
Pancreatic Can
U.S. & Canada
SCV-07
Oral Mucositis in Head & Neck Cancer
Global (Ex-Russia)
HCV
Global (Ex-Russia)

Diversity of target markets, disease indications, and product maturity reduces risk

27 Product Portfolio

What’s Ahead

Upcoming Milestones
Ongoing Acquire additional product for Chinese market
1H10 RP101 Phase 2 unblinding
2008 guidance: $52-$54 revenues; YE cash >$20 M
2009 Launch DC Bead – China
2009 Phase 3 Thymalfasin Malignant Melanoma Trial; Ongoing partnering discussions
1H09 Complete enrollment for RP101 phase 2 pancreatic cancer trial
YE 2009 Complete enrollement for SCV-07 in oral mucositis
2009 2009 guidance: $60-$62 M; $0.00-$0.02 EPS
Milestone Timeline

Selected Consolidated Financials
FY Ended 12/31
(US$M) 2008 Guidance
2009
Cash & Equivalents >$27
(Unaudited)
>$20
46%
%
Change
$60-$62
Guidance
2009
Revenues
FY
Ended
12/31
(US$M)
2008
Revenues
Guidance
EPS
2009
$54
(Unaudited)
$0.00 - $0.02

Investment Opportunity
•
Profitability-Driven Enterprise
• Solid global sales growth drives sustainable profitability
• 2008 revenues: $54 M (unaudited); 46% increase
• 2009 guidance: $60-$62 M revenues; $0.00 - $0.02 EPS
• Revenue growth + tight expense management = positive cash flow and EPS
•
International Commercial Success
• ZADAXIN marketed in more than 30 countries globally
• Established business in China with >160-person sales organization
• Strong international brand recognition
• Consistent double-digit revenue growth
•
Rich Product Portfolio in Oncology and Infectious Disease
• Invest in cost-efficient phase 1/2 trials; partner phase 3 trials
• 1 marketed product; developing 3 molecules in 4 indications
• Development programs with strong IP positions

Global Strategies to Enhance Health Corporate Presentation February 9, 2009

Senior Management Team
• Friedhelm Blobel, Ph.D., President and CEO
• Gryphon Therapeutics, Hoechst Group, Boehringer Mannheim Group
• Gary Titus, Chief Financial Officer
• Kosan Biosciences, Nuvelo, Metabolex, IntraBiotics Pharmaceuticals, and
J&J’s LifeScan Division
• Hans P. Schmid, President and Managing Director of SciClone
Pharmaceuticals International, Ltd.
• Questcor Pharmaceuticals, Oread, Syntex, Roche
• Israel Rios, M.D., Chief Medical Officer
• Dendreon Corporation, Berlex Laboratories, Marion Merrell Dow, Inc., Bristol-
Myers
• Cynthia W. Tuthill, Ph.D., Chief Scientific Officer
• Becton Dickinson Immunocytometry Systems, Scios, Inc.
• Craig A. Halverson, Vice President, Regulatory Affairs and Quality Assurance
• Zymogenetics, Introgen Therapeutics, CancerVax Therapeutics, Gen-Probe,
Baxter Healthcare
• Jeffery Lange, Vice President, Business Development
• Novartis; variety of positions in business development and strategic planning